FAIR VALUE MEASUREMENT	12 Months Ended
Dec. 31, 2025
EBP 002
EBP, Investment, Fair Value and NAV [Line Items]
FAIR VALUE MEASUREMENT	FAIR VALUE MEASUREMENT
The fair value of financial instruments are classified into one of the following categories. Assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The fair values of the Savings Plan Master Trust investments held are classified into the following fair value hierarchy levels:

Level 1:    Level 1 inputs utilize unadjusted quoted prices in active markets accessible at the measurement date for identical assets or liabilities. The fair value hierarchy provides the highest priority to Level 1 inputs.
Level 2:    Level 2 inputs utilize observable prices for similar instruments and quoted prices for identical or similar instruments in non-active markets.
Level 3:    Unobservable inputs are used when little or no market data is available. The fair value hierarchy gives the lowest priority to Level 3 inputs. There were no Level 3 investments as of December 31, 2025 and 2024.

The Savings Plan Master Trust’s investment valuation policies for each investment class are as follows:

•Mutual funds held by the Program are open-end mutual funds which are actively traded and registered with the U.S. Securities and Exchange Commission. These funds are valued at quoted market prices which represent the net asset value (NAV) of shares held at year end.

•Money market funds are valued at cost plus interest earned, which approximates fair value.

•Brokerage self-directed investments primarily consist of stocks, money market funds, mutual funds and common stocks that are valued at readily determinable quoted market prices. Brokerage self-directed investments also include certificates of deposit and bonds which are valued utilizing observable prices for similar instruments.
•Common collective trust (CCT) fair values are determined by the respective trust managers using NAV as a practical expedient. The NAV is based on the value of the underlying assets owned by the CCT, minus its liabilities, and then divided by the number of shares outstanding. There were no significant unfunded commitments or restrictions on redemptions related to the CCTs as of December 31, 2025 and 2024. CCTs can be redeemed daily.

•The Company Stock Fund consists primarily of shares of common stock of Bristol-Myers Squibb Company. In addition, the Company Stock Fund also invests approximately 1% of its balance in money market instruments. Participant ownership is measured in units of the fund instead of shares of stock. The Savings Plan Master Trust directly owns the shares of common stock of Bristol-Myers Squibb Company. The common stock is valued based upon quoted prices at the last reported sales price at the end of the year. The money market instruments are valued at cost plus interest earned, which approximates fair value.

•Synthetic guaranteed investment contracts (GICs) held directly by the Savings Plan Master Trust in the Fixed Income Fund are fully benefit-responsive and valued at contract value which is the amount that participants would normally receive if they were to initiate permitted transactions under the terms of the Program.
The valuation methods as described may produce a fair value calculation that may not be indicative of net realizable value or reflective of future fair values. Furthermore, although the Program believes its valuation methods are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain financial instruments could result in a different fair value measurement at the reporting date.